STATEMENT OF INVESTMENTS
BNY Mellon International Equity Fund

December 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.1%
Bermuda - 1.7%
Hiscox Ltd.	439,673	[a]	5,906,924
Brazil - 2.7%
B3 SA - Brasil Bolsa Balcao	1,309,797		3,923,243
XP, Inc., Cl. A	209,636		5,465,211
			9,388,454
Denmark - 4.2%
Chr. Hansen Holding A/S	33,734		2,828,526
Novo Nordisk A/S, Cl. B	93,728	[a]	9,689,682
Novozymes A/S, Cl. B	38,787	[b]	2,131,570
			14,649,778
France - 21.8%
Air Liquide SA	39,277	[a]	7,636,536
AXA SA	155,245	[a]	5,054,076
Capgemini SE	21,916	[a]	4,566,649
Compagnie de Saint-Gobain SA	71,542	[a]	5,264,726
Dassault Systemes SE	117,581	[a]	5,741,860
EssilorLuxottica SA	31,149	[a]	6,244,668
L'Oreal SA	12,159	[a]	6,049,043
LVMH Moet Hennessy Louis Vuitton SE	12,166		9,852,729
Publicis Groupe SA	63,574	[a]	5,895,331
Sanofi SA	77,854	[a]	7,714,596
Schneider Electric SE	38,162	[a]	7,658,199
SCOR SE	162,272	[a]	4,740,049
			76,418,462
Germany - 3.9%
Deutsche Boerse AG	31,164	[a]	6,416,252
SAP SE	47,490	[a]	7,312,460
			13,728,712
Hong Kong - 3.3%
AIA Group Ltd.	694,712	[a]	6,054,319
Prudential PLC	484,490	[a]	5,478,950
			11,533,269
India - 1.7%
HDFC Bank Ltd.	286,702	[a]	5,888,995
Ireland - 3.2%
Experian PLC	182,326		7,441,507
Smurfit Kappa Group PLC	96,902	[a]	3,853,703
			11,295,210

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.1% (continued)
Japan - 15.0%
Advantest Corp.	191,100		6,501,466
East Japan Railway Co.	74,300		4,283,579
Ebara Corp.	79,300		4,695,010
Pan Pacific International Holdings Corp.	234,200		5,587,580
Recruit Holdings Co. Ltd.	149,213		6,310,334
Sony Group Corp.	73,500		6,990,319
Sugi Holdings Co. Ltd.	109,100		5,015,505
TechnoPro Holdings, Inc.	235,500		6,204,840
Toyota Industries Corp.	58,700		4,787,589
Unicharm Corp.	59,400		2,147,668
			52,523,890
Netherlands - 8.0%
ASML Holding NV	14,809		11,144,701
ING Groep NV	313,736	[a]	4,684,715
Universal Music Group NV	172,118		4,904,149
Wolters Kluwer NV	52,063	[a]	7,397,026
			28,130,591
South Korea - 1.0%
Samsung SDI Co. Ltd.	9,838		3,605,510
Spain - 1.5%
Amadeus IT Group SA	71,700		5,135,461
Switzerland - 12.6%
Alcon, Inc.	77,494	[a]	6,048,043
Lonza Group AG	11,019	[a]	4,633,994
Nestle SA	116,635	[a]	13,522,477
Novartis AG	62,417	[a]	6,298,473
Roche Holding AG	27,136	[a]	7,888,653
UBS Group AG	191,572	[a]	5,944,984
			44,336,624
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	35,842		3,727,568
United Kingdom - 16.4%
Anglo American PLC	170,516	[a]	4,283,064
Ashtead Group PLC	73,186		5,095,311
AstraZeneca PLC	68,806	[a]	9,296,578
Croda International PLC	87,495	[a]	5,632,038
Diageo PLC	167,132	[a]	6,084,274
Halma PLC	211,648		6,161,710
IMI PLC	235,545	[a]	5,055,998
RELX PLC	198,511	[a]	7,849,818
Shell PLC	82,281		2,696,976

Description		Shares		Value ($)
Common Stocks - 98.1% (continued)
United Kingdom - 16.4% (continued)
Unilever PLC		114,655		5,553,510
				57,709,277
Total Common Stocks (cost $262,571,566)				343,978,725
	1-Day Yield (%)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,015,754)	5.43	4,015,754	[c]	4,015,754
Total Investments (cost $266,587,320)		99.2%		347,994,479
Cash and Receivables (Net)		.8%		2,702,190
Net Assets		100.0%		350,696,669

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $510,979 and the value of the collateral was $540,021, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon International Equity Fund

December 31, 2023 (Unaudited)

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	343,978,725	-	-	343,978,725
Investment Companies	4,015,754	-	-	4,015,754

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board Members (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At December 31, 2023, accumulated net unrealized appreciation on investments was $81,407,159, consisting of $83,939,539 gross unrealized appreciation and $2,532,380 gross unrealized depreciation.

At December 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.